                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 15, 1999
                                                 -------------------------------

                                 FTM Media, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      33-80321                84-1295270
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

6991 East Camelback Road, Suite D-103, Scottsdale, Arizona         85251
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (480) 425-0099
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        At an October 15, 1999 Special Meeting of Stockholders of FTM Media, Inc., a Colorado corporation (the "Company"), the Company's stockholders voted to approve the reincorporation of the Company from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into FTM Media, Inc., a Delaware corporation ("FTM Delaware") (the "Reincorporation Merger").

        FTM Delaware is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which will be the surviving corporation in the Reincorporation Merger. In this Reincorporation Merger, (i) each holder of the Company's common stock will receive one share of FTM Delaware common stock for each share of the Company's common stock that they own, and (ii) each holder of the Company's Series B Convertible Preferred Stock will receive one share of FTM Delaware Series B Convertible Preferred Stock for each share of the Company's Series B Convertible Preferred Stock that they own.

        In addition to the Reincorporation Merger discussed above, the Board of Directors of the Company, as the majority shareholder of Interactive Radio Group, Inc., a Delaware corporation ("INRG"), authorized its approval of the merger of INRG with and into FTM Delaware (the "INRG Merger"). In this INRG Merger, (i) each holder of INRG common stock will receive 1.25 shares of FTM Delaware common stock for each share of INRG common stock that they own, and
(ii) each holder of INRG Series A Preferred Stock will be converted into the Series A preferred stock of FTM Delaware that they own, with substantially similar terms. The Company currently owns approximately 74% of the outstanding shares of INRG's common stock. The INRG Merger will result in the elimination of the minority interest in INRG.

        The date of the closing of each of the mergers has yet to be determined.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     List of Exhibits:


    EXHIBIT NO.     TITLE
    -----------     -----
        2.1         Agreement and Plan of Merger dated as of September 24,
                    1999 by and between FTM Media, Inc., a Delaware
                    corporation, and Interactive Radio Group, Inc., a
                    Delaware corporation.

        2.2         Agreement and Plan of Merger dated as of September 24,
                    1999 by and between FTM Media, Inc., a Delaware corporation, and FTM Media, Inc., a Colorado corporation.

       99.1         Press Release issued by FTM Media, Inc. on October 21, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 FTM MEDIA, INC.

Date: November 5, 1999                       By: /s/ Scott Manson
      --------------------------                 -------------------------------
                                                 Scott Manson
                                                 Chief Financial Officer and
                                                 General Counsel

                                INDEX TO EXHIBITS


  EXHIBIT NO.       TITLE
  -----------       -----
      2.1           Agreement and Plan of Merger dated as of September 24,
                    1999 by and between FTM Media, Inc., a Delaware
                    corporation, and Interactive Radio Group, Inc., a
                    Delaware corporation.

      2.2           Agreement and Plan of Merger dated as of September 24,
                    1999 by and between FTM Media, Inc., a Delaware corporation, and FTM Media, Inc., a Colorado corporation.

     99.1           Press Release issued by FTM Media, Inc. on October 21, 1999.